UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2025

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On October 9, 2025, Loop Media, Inc. (the “Company”), and its wholly-owned subsidiary, Retail Media TV, Inc. (“RMTV” and collectively, the “Debtors”), each filed a voluntary petition for relief (the “Bankruptcy Filings”) under Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). The Debtors’ Bankruptcy Filings were lodged in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) under Case Nos. 25-50945 and 25-50944, respectively (the “Bankruptcy Cases”).

As a result of the Bankruptcy Filings, W. Donald Gieseke has been appointed as Chapter 7 trustee and he will administer the Debtors’ Bankruptcy Cases, including liquidating assets of the Debtors in accordance with the Bankruptcy Code. Pursuant to 11 U.S.C. §341(a), an initial meeting of creditors has been scheduled for November 6, 2025, at 2:30 p.m. Pacific Time, and the Notice of Chapter 7 Bankruptcy Case filing has been mailed to all known creditors.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Filings may trigger events of default under certain of the Debtors’ contracts, agreements or debt instruments, which may result in the termination of, or an acceleration of the Debtors’ obligations under, such contracts, agreements or debt instruments. Such events of defaults, however, may be stayed pursuant to 11 U.S.C. §362.

Item 8.01. Other Events.

The audit of the Company’s financial statements for its fiscal year ended September 30, 2025, by the Company’s independent registered public accounting firm was not completed, and the Company will no longer have the capability to prepare and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, or any other periodic reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	October 17, 2025	LOOP MEDIA, INC.

		By:	/s/ Justis Kao
Justis Kao, Chief Executive Officer